UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2009

          Wayside Technology Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1157 Shrewsbury Avenue, Shrewsbury, New Jersey	07702
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 389-8950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2009, Wayside Technology Group, Inc. (the “Company”) granted certain of its employees shares of restricted common stock under its 2006 Stock-Based Compensation Plan, of which 50,000 shares were granted to its President and Chief Executive Officer, Simon Nynens, and 10,000 shares were granted to each of Kevin Scull, Vito Legrottaglie, Dan Jamieson and Shawn Giordano (collectively with Mr. Nynens, the “Named Executive Officers”).

The shares of restricted stock granted to the Named Executive Officers vest in 20 equal quarterly installments and are subject to acceleration of vesting upon a change in control.  During the term of the award, the Named Executive Officers have the right to vote and receive dividends on the shares of restricted stock, whether or not they have vested.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wayside Technology Group, Inc.

Dated: May 11, 2009	By:	/s/ Simon F. Nynens
Simon F. Nynens
President and Chief Executive Officer